Exhibit 99.1

JOINT FILERS' SIGNATURES

HOLLEY PARENT HOLDINGS, LLC

By: /s/ Vincent Taurassi

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Name: Vincent Taurassi

Title: Attorney-in-Fact

Date: 9/19/25

SENTINEL PARTNERS V, L.P.

By: Sentinel Managing Company V, Inc.

its general partner

By: /s/ Vincent Taurassi

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Name: Vincent Taurassi

Title: Attorney-in-Fact

Date: 9/19/25

SENTINEL MANAGING COMPANY V, INC.

By: /s/ Vincent Taurassi

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Name: Vincent Taurassi

Title: Attorney-in-Fact

Date: 9/19/25

SENTINEL CAPITAL PARTNERS V, L.P.

By: Sentinel Partners V, L.P.

its general partner

By: Sentinel Managing Company V, Inc.

its general partner

By: /s/ Vincent Taurassi

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Name: Vincent Taurassi

Title: Attorney-in-Fact

Date: 9/19/25

SENTINEL CAPITAL PARTNERS V-A, L.P.

By: Sentinel Partners V, L.P.

its general partner

By: Sentinel Managing Company V, Inc.

its general partner

By: /s/ Vincent Taurassi

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Name: Vincent Taurassi

Title: Attorney-in-Fact

Date: 9/19/25

SENTINEL CAPITAL INVESTORS V, L.P.

By: Sentinel Partners V, L.P.

its general partner

By: Sentinel Managing Company V, Inc.

its general partner

By: /s/ Vincent Taurassi

--------------------------------------

Name: Vincent Taurassi

Title: Attorney-in-Fact

Date: 9/19/25